UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2008

Aqua America, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

762 West Lancaster Avenue Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2008, Aqua America, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2007. The attached Exhibit’s Consolidated Statements of Income and Comprehensive Income for the year ended December 31, 2007 is different from the statement attached to the press release previously released by Aqua America in that the statement attached to the Exhibit reflects the presentation of the unrealized holding gain on certain investments separate from the reclassification adjustment as was presented on the press release. This change in presentation did not change comprehensive income or net income and therefore we do not believe that this change is material.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated February 27, 2008, issued by Aqua America, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA AMERICA, INC.

By: ROY H. STAHL
Roy H. Stahl
Chief Administrative Officer and
General Counsel

Dated: February 27, 2008

Exhibit Index

Exhibit	Exhibit Description

99.1	Press Release, dated February 27, 2008, issued by Aqua America, Inc.